Note B - Going Concern Matters	9 Months Ended
Sep. 30, 2013
Notes
Note B - Going Concern Matters

NOTE B – GOING CONCERN MATTERS

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements for the period June 9, 2008 (date of inception) to September 30, 2013, the Company incurred losses of $1,598,477. The Company currently has no revenue.  These factors, among others, indicate that the Company may not be able to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.